EXHIBIT 32

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of ImmunoGen, Inc., a Massachusetts corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report for the period ended September 30, 2016 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2016	/s/MARK J. ENYEDY
Mark J. Enyedy
President, Chief Executive Officer
(Principal Executive Officer)

Dated: November 4, 2016	/s/ DAVID B. JOHNSTON
David B. Johnston
Executive Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)